SUPPLEMENT TO THE PROSPECTUSES AND
                    STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                       OF
                            EVERGREEN BALANCED FUNDS


I.       Evergreen Asset Allocation Fund (the "Fund")

         Effective immediately, the Fund's prospectuses are hereby supplemented to reflect the following changes to the information regarding certain of the underlying funds in which the Fund may invest. GMO Global Hedged Equity Fund's name has changed to GMO Alpha Only Fund. All references to the GMO Global Hedged Equity Fund are changed accordingly.

         GMO Asia Fund has changed its name to GMO Emerging Markets Quality Fund and has substantially changed its investment objective and investment strategies. All references to GMO Asia Fund in the Fund's prospectuses and SAI are deleted and substituted with the following information.

         The section of the Fund's prospectuses entitled "Description of
Underlying Funds" is revised for GMO Emerging Markets Quality Fund as follows:
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INTERNATIONAL EQUITY FUNDS              Investment Goal/Strategy               Benchmark
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GMO Emerging Markets Quality Fund       Seeks broad exposure to the higher     S&P/IFCI (Investable)
                                        quality companies in emerging          Composite Index
                                        markets.  Typically makes equity
                                        investments in companies whose
                                        stocks are traded in the securities
                                        markets of emerging countries in
                                        Asia, Latin America, the Middle
                                        East, Africa, and Europe.  The
                                        Manager defines "emerging markets"
                                        as those countries in Asia, Latin
                                        America, the Middle East, Africa and
                                        Europe that are not included in the
                                        MSCI EAFE Index, a developed markets
                                        index.  The Manager uses proprietary
                                        quality models to evaluate an
                                        issuer's quality score based on
                                        several factors, which may include,
                                        but are not limited to, expected
                                        earnings volatility (actual
                                        historical volatility and current
                                        volatility as measured by the
                                        disparity among analysts' current
                                        estimates), profits (return on
                                        equity), and operational and
                                        financial leverage (amount of fixed
                                        operating costs together with total
                                        outstanding debt in relation to
                                        equity).
--------------------------------------- -------------------------------------- --------------------------------

         In addition, the section of the Fund's SAI entitled "Underlying Funds" is revised for GMO Emerging Markets Quality Fund as follows:

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         Investment objective: Broad exposure to the higher quality companies in emerging markets.

         Investment Universe: Emerging Markets Quality Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. Under normal circumstances, Emerging Markets Quality Fund invests at least 80% of its net assets plus any borrowings made for investment purposes in investments tied economically to emerging markets.

         Principal investments: Emerging Markets Quality Fund typically makes equity investments in companies whose stocks are traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe. The Fund intends to be fully invested, and generally will not take temporary defensive positions through investment in cash and high quality money market instruments. In pursuing its investment strategy, Emerging Markets Quality Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivative instruments, including options, futures, warrants, and swap contracts to (i) hedge equity exposure; (ii) replace direct investing (e.g., creating equity exposure through the use of futures contracts or other derivative instruments); (iii) manage risk by implementing shifts in investment exposure; and (iv) adjust its foreign currency exposure. Emerging Markets Quality Fund will not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets, or to hold net aggregate foreign currency exposure in excess of the net assets of the Emerging Markets Quality Fund.

         Methodology/Portfolio Construction: The Manager uses proprietary quality models to evaluate an issuers' quality score based on several factors, which may include, but are not limited to, expected earnings volatility (actual historical volatility and current volatility as measured by the disparity among analysts' current estimates), profits (return on equity), and operational and financial leverage (amount of fixed operating costs together with total outstanding debt in relation to equity).

         Risks: The most significant risks of an investment in Emerging Markets Quality Fund are Stock Market Risk, Foreign Investment Risk and Emerging Markets Risk as described under "Overview of Fund Risks" in the Asset Allocation Fund's prospectus. Other significant risks of an investment in Emerging Markets Quality Fund are Derivatives Risk, Credit Risk, and Non-Diversification Risk.


September 24, 2004                                                 570838 (9/04)
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